SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: April 29, 2005
                        (Date of earliest event reported)

    FIRST HORIZON ASSET SECURITIES INC., (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 2005, providing for the issuance of the First Horizon Alternative Mortgage Securities Trust 2005-FA4, Mortgage
                  Pass-Through Certificates, Series 2005-FA4).

                       FIRST HORIZON ASSET SECURITIES INC.
             (Exact name of Registrant as specified in its charter)

        Delaware                   333-119657                    75-2808384
(State of Incorporation)      (Commission File No.)          (I.R.S. Employer
                                                            Identification No.)


                 4000 Horizon Way                                  75063
                  Irving, Texas                                  (Zip Code)
     (Address of Principal executive offices)


       Registrant's Telephone Number, Including Area Code: (214) 441-4000

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Exchange Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                 Other Events.

         Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-119657) filed with the Securities and Exchange Commission (the "Commission") on October 20, 2004 (the "Registration Statement"), pursuant to which the Registrant registered $10,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the "Prospectus"), which was filed with the Commission pursuant to Rule 424(b)(5) on April 26, 2005, with respect to the Registrant's Mortgage Pass-Through Certificates, Series 2005-FA3 (the "Offered Securities").

         Pursuant to a Mortgage Loan Purchase Agreement dated as of April 29, 2005 ("MLPA"), by and between First Horizon Home Loan Corporation ("FHHLC") and First Horizon Asset Securities Inc. ("FHASI"), FHHLC sold two pools of fixed rate, fully amortizing, one-to four-family residential, first lien mortgage loans (the "Mortgage Loans") to FHASI. A copy of the MLPA is filed herewith as
Exhibit 10.1.

         On April 29, 2005, the Registrant caused the issuance and sale of the Offered Securities. The Offered Securities evidence a beneficial ownership interest in the Mortgage Loans. The Offered Securities were created pursuant to a Pooling and Servicing Agreement dated as of April 1, 2005 (the "Pooling and Servicing Agreement") by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee. A copy of the Pooling and Servicing Agreement is filed herewith as Exhibit 4.1.

         The Offered Securities, having an aggregate principal balance of approximately $269,567,820 have been sold by the Registrant to (i) Countrywide Securities Corporation ("Countrywide") pursuant to an Underwriting Agreement dated as of May 23, 2002 (the "Countrywide Underwriting Agreement"), as supplemented by a Terms Agreement dated as of April 22, 2005 (the "Countrywide Terms Agreement"), each by and among Countrywide, the Registrant and FHHLC and
(ii) Credit Suisse First Boston LLC ("CSFB") pursuant to an Underwriting Agreement dated as of October 25, 2004 (the "CSFB Underwriting Agreement"), as supplemented by a Terms Agreement dated as of April 22, 2005 (the "CSFB Terms Agreement"), each by and among CSFB, the Registrant and FHHLC. The Countrywide Underwriting Agreement and the CSFB Underwriting Agreement have been previously filed with the Commission and are incorporated herein by reference as Exhibit
1.1 and Exhibit 1.2, respectively. The Countrywide Terms Agreement and the CSFB Terms Agreement are filed herewith as Exhibit 1.3 and Exhibit 1.4, respectively.

Item 9.01   Financial Statements and Exhibits.

      (c)   Exhibits

            Exhibit No.    Description
            -----------    -----------
            1.1            Underwriting  Agreement dated  May 23, 2002,  by  and
                           among Countrywide, the Registrant and FHHLC *

            1.2 Underwriting Agreement dated October 25, 2004, by and among CSFB, the Registrant and FHHLC **

            1.3            Terms Agreement dated  April 22, 2005 to Underwriting
                           Agreement   dated   May   23,   2002,  by  and  among
                           Countrywide, the Registrant and FHHLC

            1.4 Terms Agreement dated April 22, 2005 to Underwriting Agreement dated October 25, 2004, by and among CSFB, the Registrant and FHHLC

            4.1 Pooling and Servicing Agreement dated as of April 1, 2005, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

            10.1 Mortgage Loan Purchase Agreement dated as of April 29, 2005, by and between FHHLC, as Seller, and FHASI, as Purchaser


* Previously filed with the Commission on June 10, 2002, as Exhibit 1.1 to the Registrant's Current Report on Form 8-K (No. 333-73524)
** Previously filed with the Commission on November 3, 2004, as Exhibit 1.2 to the Registrant's Current Report on Form 8-K (No. 333-74467)

                                  Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant as of the date first written above has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FIRST HORIZON ASSET SECURITIES INC.



May 4, 2005                              By:      /s/ Alfred Chang
                                            ------------------------------------
                                                      Alfred Chang
                                                      Vice President

                                INDEX TO EXHIBITS

Exhibit No.       Description
-----------       -----------

1.1 Underwriting Agreement dated May 23, 2002, by and among Countrywide, the Registrant and FHHLC *

1.2 Underwriting Agreement dated October 25, 2004, by and among CSFB, the Registrant and FHHLC **

1.3 Terms Agreement dated April 22, 2005 to Underwriting Agreement dated May 23, 2002, by and among Countrywide, the Registrant and FHHLC

1.4 Terms Agreement dated April 22, 2005 to Underwriting Agreement dated October 25, 2004, by and among CSFB, the Registrant and FHHLC

4.1 Pooling and Servicing Agreement dated as of April 1, 2005, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

10.1 Mortgage Loan Purchase Agreement dated as of April 29, 2005, by and between FHHLC, as Seller, and FHASI, as Purchaser





* Previously filed with the Commission on June 10, 2002, as Exhibit 1.1 to the Registrant's Current Report on Form 8-K (No. 333-73524)
** Previously filed with the Commission on November 3, 2004, as Exhibit 1.2 to the Registrant's Current Report on Form 8-K (No. 333-74467)